EXHIBIT 1.1

EXECUTION COPY

Focus Media Holding Limited

8,100,000 American Depositary Shares
Representing
40,500,000 Ordinary Shares
(par value US$0.00005 per share)

Underwriting Agreement

September 7, 2010

Goldman, Sachs & Co.
200 West Street,
New York, New York 10282-2198

Ladies and Gentlemen:

As of the date hereof, pursuant to that certain Amended and Restated Deposit Agreement dated as of April 9, 2007 by and among Focus Media Holding Limited, a Cayman company (the “Company”), Citibank N.A., as depositary (the “Depositary”), and the holders and beneficial owners thereof, 145,569,529 American Depositary Shares of the Company (the “ADSs”), each representing five ordinary shares, par value USD 0.00005 per ordinary share, of the Company (the “Ordinary Shares”), have been issued or deemed issued and remain outstanding.

Subject to the terms and conditions stated herein, JJ Media Investment Holding Limited (“JJ Media”) proposes to sell to Goldman, Sachs & Co. (the “Underwriter”), 5,300,000 ADSs (the “Distribution Shares”). Concurrently with the sale of the Distribution Shares, JJ Media and an affiliate of the Underwriter will execute a confirmation (the “Capped Call Agreement”) with respect to certain options transactions. The Underwriter will offer the Distribution Shares to the public from time to time at varying prices.

To allow the Underwriter’s affiliate to partially hedge its exposure under the Capped Call Agreement, JJ Media proposes, subject to the terms and conditions stated herein, to sell 2,800,000 ADSs (the “Hedge Shares” and, together with the Distribution Shares, the “Shares”) to the Underwriter acting as an agent for one of its affiliates (the “Hedge Seller”). The Underwriter will offer the Hedge Shares to the public from time to time at varying prices during the period beginning after the completion of the distribution of the Distribution Shares and ending on or prior to September 30, 2010 (the “Offering Period”).

1. Each of Jason Nanchun Jiang (the “Controlling Person”), JJ Media and the Company jointly and severally represents and warrants to, and agrees with each of the Underwriter and the Hedge Seller that:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Act on Form F-3ASR (File No. 333- 169249) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; such registration statement, and any post-effective amendment thereto, became effective on filing; and no stop order suspending the effectiveness of such registration statement or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the base prospectus filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Base Prospectus”; any preliminary prospectus (including any preliminary prospectus supplement) relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, including all exhibits thereto and any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Base Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Base Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Base Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(b) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

(c) For the purposes of this Agreement, the “Applicable Time” is 7:30  p.m. (Eastern time) on the date of this Agreement. The Pricing Prospectus, as of the Applicable Time and at all times before the Prospectus has been filed with the Commission pursuant to Rule 424(b) under the Act, did not or will not during the entire Offering Period include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule I(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time and at all times before the Prospectus is available, did not or will not during the entire Offering Period include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

(d) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule I(b) hereto;

(e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform during the entire Offering Period, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and any amendment thereto, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, as of the Time of Delivery (as defined in Section 4 hereof) and at all times during the Offering Period, each contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

(f) A registration statement on Form F-6 (File No. 333-162768) in respect of the ADSs was filed with the Commission on October 30, 2009; such registration statement in the form heretofore delivered to you and, excluding exhibits, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company’s knowledge, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(g) The Company and the entities set forth on Exhibit 21.1 to the Registration Statement constitute all of the entities held or controlled directly or indirectly by the Company (collectively referred to herein as the “Group Entities”) except for the entities set forth on Schedule III that are in the process of de-registration. The Company and the Group Entities taken as a whole have not sustained since the date of the latest audited financial statements in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the share capital, short term debt or long term debt of the Company or any material adverse change or any development involving a prospective material adverse change in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Group Entities taken as a whole otherwise than as set forth or contemplated in the Pricing Prospectus. Other than the Group Entities, no other subsidiary or entity affiliated with the Company or with the Controlling Person is or would be if owned or controlled by the Company a “Significant Subsidiary” as defined in Regulation S-X under the Act;

(h) Neither the Company nor any of the Group Entities owns any real property and each of the Company and the Group Entities has good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by each of the Company and the Group Entities; and any real property and buildings held under lease by each of the Company and the Group Entities are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by each of the Company and the Group Entities

(i) The description and information in the Pricing Prospectus and the Prospectus regarding the distribution agreements is true and accurate in all material respects. Each of the Company, Focus Media Hong Kong and Focus Media Advertisement, and to the best knowledge of the Company, the other parties to the distribution agreements, has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations under each of the distribution agreements to which they are a party, and has authorized, executed and delivered each of the distribution agreements to which they are a party, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms of each of the distribution agreements. the Company, Focus Media Hong Kong and Focus Media Advertisement are the only Group Entities to have entered into any of the distribution agreements. Each of the distribution agreements governed by PRC law is in proper legal form under PRC laws and regulations for the enforcement thereof against each of the parties thereto in the PRC without further action by any of them. The execution, delivery and performance of each of the distribution agreements by the parties thereto did not and will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of the Company, Focus Media Hong Kong or Focus Media Advertisement or, to the best knowledge of the Company, any of the other parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company, Focus Media Hong Kong or Focus Media Advertisement is a party or by which the Company, Focus Media Hong Kong or Focus Media Advertisement is bound or to which any of its property or assets is subject, except, in the case of clauses (B) and (C), where any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on or affecting the general affairs, management, business, financial position, shareholders’ equity, results of operations or prospects of the Company and the Group Entities taken as a whole (a “Material Adverse Effect”). Each of the distribution agreements is in full force and effect and none of the Company, Focus Media Hong Kong or Focus Media Advertisement or, to the best knowledge of the Company, the other parties to any of the distribution agreements is in breach or default in the performance or observance of any of the terms or provisions of the distribution agreements, except where such breach or default would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. To the best knowledge of the Company, none of the parties to any of the distribution agreements has sent or received any communication regarding termination of, or intention not to perform its obligations under, any of the distribution agreements, and no such termination or non-performance has been threatened by any of the parties thereto;

(j) The description and information in the Pricing Prospectus and the Prospectus regarding the display and poster frame placement agreements (collectively, the “Placement Agreements”) and the outdoor LED billboard agreement (the “LED Agreement”), is true and accurate in all material respects. Each of the Group Entities, as applicable, and to the best knowledge of the Company, the other parties to the Placement Agreements and the LED Agreement has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations under each of the Placement Agreements and the LED Agreement to which they are a party, and has authorized, executed and delivered each of the Placement Agreements and the LED Agreement to which they are a party, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms of each of the Placement Agreements and the LED Agreement. Each of the Placement Agreements and the LED Agreement is in proper legal form under PRC laws and regulations for the enforcement thereof against each of the parties thereto in the PRC without further action by any of them. Except as disclosed in the Pricing Prospectus and the Prospectus, the execution, delivery and performance of each of the Placement Agreements and the LED Agreement by the parties thereto did not and will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of the Group Entities or, to the best knowledge of the Company, any of the other parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC, including without limitation any applicable building or zoning ordinances, covenants, or restrictions; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of the Group Entities is a party or by which any of the Group Entities is bound or to which any of their property or assets is subject, or, in the case of clauses (B) and (C), where any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Placement Agreements and the LED Agreement is in full force and effect and none of the Group Entities which are a party or, to the best knowledge of the Company, the other parties to any of the Placement Agreements and the LED Agreement is in breach or default in the performance or observance of any of the terms or provisions of the Placement Agreements and the LED Agreement, except where such breach or default would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. To the best knowledge of the Company, none of the parties to any of the Placement Agreements and the LED Agreement has sent or received any communication regarding termination of, or intention not to renew, any of the Placement Agreements and the LED Agreement, and no such termination or non-renewal has been threatened by any of the parties thereto, except where any such termination or non-renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(k) Each of the Company and the Group Entities has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform their respective obligations under each of the contracts and agreements referred to or described in, or filed as an exhibit to, the Registration Statement to which it is a party (the “Disclosed Contracts”), and has authorized, executed and delivered each of the Disclosed Contracts, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms of each of the Disclosed Contracts. Each of the Disclosed Contracts is in proper legal form under relevant laws for the enforcement thereof against each of the parties thereto without further action by any of them (other than the registration of the equity pledges described in Amendment No. 2 to the Company’s annual report on Form 20-F for the year ended December 31, 2009 under the caption “Item 7.B Related Party Transactions—Other Related Party Transactions—Agreements Among Us, Our PRC Operating Subsidiaries, Our PRC Operating Affiliates and Their Shareholders—Equity Pledge Agreements” (the “Equity Pledges”)). Except as disclosed in the Pricing Prospectus and the Prospectus, the execution, delivery and performance of each of the Disclosed Contracts by the parties thereto did not and will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of any of the parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC or any other jurisdiction; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their property or assets is subject, except, in the case of clauses (B) and (C), where any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Disclosed Contracts is in full force and effect or has expired and none of the parties to any of the Disclosed Contracts is in breach or default in the performance or observance of any of the terms or provisions of the Disclosed Contracts. Neither the Company nor any of the Group Entities has sent or received any communication regarding termination of, or intention not to renew, any of the Disclosed Contracts, and no such termination or non-renewal has been threatened by the Company or, to the best knowledge of the Company and the Controlling Person, any other party to any Disclosed Contract, except where any such termination or non-renewal would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(l) The Company has been duly organized and is validly existing as a company in good standing under the laws of the Cayman Islands, with legal right, power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and each of the Group Entities has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization, with legal right, power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of the business licenses and articles of association of each of the Group Entities formed under the laws and regulations of the PRC is in full force and effect under, and in compliance with, PRC law, except that certain administrative procedures to amend and register such articles of association to reflect recent changes in PRC law have not been completed and the business licenses of certain Dormant PRC Group Entities (as defined below) have expired, but the failure to complete such procedures and the expiration of such business licenses would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(m) Except for Focus Media Hong Kong, none of the Group Entities owns or leases properties or conducts any business outside of the PRC; none of the Group Entities needs to be duly qualified as a foreign corporation for the transaction of business under the laws of any jurisdiction in which it is not now so qualified;

(n) Each of the Company and the Group Entities, as applicable, has the legal right, power and authority (corporate and other) to enter into and perform its obligations under each of the agreements which have been executed by the parties thereto and are described in the Pricing Prospectus and the Prospectus by reference to Amendment No. 2 to the Company’s annual report on Form 20-F (File No. 000-51387) for the year ended December 31, 2009 under the captions “Item 7.B Major Shareholders and Related Party Transactions—Related Party Transactions” and filed as Exhibits 10.1 through 10.186 to the Registration Statement (collectively, the “Structure Agreements”) to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Structure Agreements to which it is a party; and each of the Structure Agreements to which each of the Company and the Group Entities, as applicable, is a party constitutes a valid and legally binding obligation of each of them enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(o) Each entity or individual that is a nominee shareholder of our PRC Operating Affiliates (the “PRC Nominee Shareholders”) has executed and delivered each of the Structure Agreements to which he is a party; and, except for the registration with the local branch SAIC of the Equity Pledges, each of the Structure Agreements to which he is a party constitutes a valid and legally binding obligation of each of them enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(p) Except as disclosed in the Pricing Prospectus and the Prospectus, the execution and delivery by each of the Company and the Group Entities of, and the performance by each of them of its respective obligations under, each of the Structure Agreements to which it is a party and the consummation by them of the transactions and the occurrence of the events contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Company and the Group Entities, as applicable, is bound or to which any of their properties or assets is bound or subject, except where any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (B) result in any violation of the provisions of the respective articles of association, business license, other constitutional documents (if any) or permits of any of the Company and the Group Entities; or (C) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC;

(q) The execution and delivery by each PRC Nominee Shareholder of, and the performance by each of them of his or its obligations under, each of the Structure Agreements to which each of them is a party and the consummation by them of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which he or it is a party or by which he is bound or to which any of his properties or assets is bound or subject; or (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC;

(r) Each of the Structure Agreements is in proper legal form under the laws and regulations of the PRC for the enforcement thereof against each of the parties thereto in the PRC without further action by any of them, except for the registration of the Equity Pledges; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Structure Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Structure Agreements except as disclosed in the Pricing Prospectus and the Prospectus, which the Company undertakes to file with the relevant PRC government authorities upon the assignment of the pledged equity as the result of the exercise by the pledges or purchase options of the right described therein or express request by any law or governmental authority to register the pledge with relevant administration for industry and commerce;

(s) Except as disclosed in the Pricing Prospectus, the Company and each of the Group Entities has all necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Pricing Prospectus except where the lack of such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Pricing Prospectus except where any such restrictions or conditions would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Pricing Prospectus, none of the Company or any of the Group Entities has any reason to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and the Company and each of the Group Entities is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects;

(t) Except as disclosed in the Pricing Prospectus, none of the Company or any of the Group Entities is (A) in violation of any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC; (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or governmental agency or body of any stock exchange authorities (“Governmental Agency”) in the PRC; (C) in violation of its constituent documents, business license, articles of association or permits; or (D) in breach or default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clauses (A), (B) and (D), where any such violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(u) The Company has an authorized and paid-in capitalization as set forth in the Pricing Prospectus, and all of the issued shares of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable and conform to the description of the Ordinary Shares contained in the Pricing Prospectus; and all of the equity interests of each of the Group Entities has been duly and validly authorized and issued, and are fully paid and non-assessable; all of the share capital or registered capital of the Group Entities is owned and fully paid by the Company, its subsidiaries, the PRC Nominee Shareholders and the PRC Operating Affiliates in the percentages set forth in Exhibit 21.1 to the Registration Statement, and except as described in the Pricing Prospectus by reference to Amendment No. 2 to the Company’s annual report on Form 20-F for the year ended December 31, 2009 under the caption “Item 7.B Major Shareholders and Related Party Transactions”, such equity interest is owned by each of them free and clear of all liens, encumbrances, equities or claims; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Ordinary Shares or any other class of capital stock of the Company except as set forth in the Pricing Prospectus; the Ordinary Shares represented by the Shares have been duly deposited by JJ Media with Custodian for the Depositary against issuance of the Shares; except as disclosed in the Schedule 13D filed by JJ Media on February 5, 2010 and the agreements filed as exhibits 99.1 through 99.12 thereto (the “Schedule 13D”), the Shares being sold pursuant to this Agreement are freely transferable by JJ Media to the Underwriter and by the Underwriter or the Hedge Seller to the initial purchasers thereof in a manner described in the Pricing Prospectus; and there are no restrictions on subsequent transfers of the ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Pricing Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares”;

(v) Apart from the Ordinary Shares, there are no other classes or series of shares (or securities convertible, exchangeable or exercisable for shares) of the Company; except as disclosed in the Pricing Prospectus, there are no outstanding options, warrants, rights (including without limitation special voting rights, veto rights, minority shareholder or equity interest holder rights, preemptive rights or rights of first refusal), proxy or shareholder agreements, or contracts, agreements or understandings of any kind for the purchase or acquisition from the Company or any of the Group Entities of any of their shares, equity interests or other securities;

(w) Except as disclosed in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to, or to list on any U.S. or non-U.S. securities exchange or inter-dealer quotation system, any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act or being listed on any U.S. or non-U.S. securities exchange or inter-dealer quotation system;

(x) This Agreement has been duly authorized, executed and delivered by the Company, JJ Media and the Controlling Person;

(y) The Deposit Agreement has been duly authorized, executed and delivered by the Company and the Depositary, and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the ADSs have been duly and validly issued and the persons in whose names the ADSs are registered are entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Pricing Prospectus and Prospectus;

(z) No consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over the Company or any of the Group Entities or any of their respective properties or any stock exchange authorities (hereinafter referred to as “Governmental Authorizations”) are required for the deposit of Shares, and the issuance of ADSs in respect thereof and for the execution and delivery by the Company of this Agreement to be duly and validly authorized except for the registration of the Shares and the ADSs under the Act, any filings required under Rule 424 under the Act, and such consents, approvals, authorizations, orders, registrations, clearances and qualifications as may be necessary under state securities or other blue sky laws;

(aa) Except as disclosed in the Pricing Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of the Company and each Overseas Subsidiary, PRC Subsidiary directly owned by an Overseas Subsidiary and PRC Operating Affiliate may under the current laws and regulations of its respective jurisdiction of incorporation, as applicable, be paid to their respective shareholders in foreign currency that may be converted, in the case of the Company, into U.S. dollars and, in the case of the PRC Subsidiaries directly owned by an Overseas Subsidiary, freely transferred out of the PRC, and except as disclosed in the Pricing Prospectus, all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC, the Cayman Islands, the British Virgin Islands or Hong Kong, as applicable, and are otherwise free and clear of any other tax, withholding or deduction in the its jurisdiction of incorporation, as applicable, and without the necessity of obtaining any Governmental Authorization in its jurisdiction of incorporation, as applicable;

(bb) The compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Group Entities is a party or by which the Company or any of the Group Entities is bound or to which any of the property or assets of the Company or any of the Group Entities is subject, except where any such breach or violation would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; nor (B) will such action result in any violation of the provisions of the constituent documents of the Company or any of the Group Entities or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Group Entities or any of their properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such Governmental Agency is required for the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Ordinary Shares and the ADSs, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such Governmental Authorizations as may be required under state securities or blue sky laws or any laws of jurisdictions outside the Cayman Islands and the United States in connection with the purchase and distribution of the ADSs by or for the account of the Underwriter;

(cc) The ADSs, including the Shares are validly maintained for listing on the National Association of Securities Dealers Automated Quotations Global Select Market System (“Nasdaq Global Select Market”);

(dd) None of the Company or any of the Group Entities is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined;

(ee) Neither the Underwriter nor Hedge Seller will be deemed to be resident, domiciled, carrying on business or subject to taxation in the Cayman Islands solely by reason of its execution, delivery, performance or enforcement of, or the consummation of any transaction contemplated by, this Agreement or any other document furnished hereunder;

(ff) Neither the Company, JJ Media nor any of the Group Entities has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(gg) The statements set forth in the Pricing Prospectus and the Prospectus under the captions “Description of Share Capital and “Description of American Depositary Shares”, insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, are fair and accurate summaries in all material respects.

(hh) Except as set forth in the Pricing Prospectus, there are no legal, arbitration or governmental proceedings pending to which the Company or any of the Group Entities is a party or of which any property of the Company or any of the Group Entities is the subject (A) which, if determined adversely to the Company or any of the Group Entities, would individually or in the aggregate have a Material Adverse Effect; or (B) that are required to be described in the Registration Statement or the Prospectus and are not so described; and, to the best knowledge of the Company and the Controlling Person, no such proceedings are threatened or contemplated by any Governmental Agency or others;

(ii) The Company is not an “investment company”, as such term is defined in the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”);

(jj) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands (other than court filings in the usual course of proceedings) or that any stamp, documentary, registration, notary, excise or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder provided that they are executed and remain outside the Cayman Islands. If it becomes necessary to bring this Agreement or the Deposit Agreement into the Cayman Islands for enforcement or otherwise, nominal stamp duty will be payable on this Agreement or the Deposit Agreement. In the case where this Agreement or the Deposit Agreement creates security over movable property situated in the Cayman Islands granted by an exempted company, an ordinary non-resident company or a foreign company, or over shares in an exempted company or an ordinary non-resident company, stamp duty will be payable on an ad valorem basis to a maximum of CI$500.00 (US$600.00);

(kk) The Registration Statement and the Prospectus and the ADS Registration Statement and the filing of the Registration Statement, the Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

(ll) Except as disclosed in the Pricing Prospectus and the Prospectus, each of the Company and the Group Entities own, possess, license or have other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Pricing Prospectus and the Prospectus (collectively, the “Intellectual Property”); to the knowledge of the Company, none of the material copyrights owned or licensed by the Company or any of the Group Entities is unenforceable or invalid; except as disclosed in the Pricing Prospectus, neither the Company nor any of the Group Entities has received any notice of violation or conflict with (and none of the Company or any of the Group Entities knows of any basis for violation or conflict with) rights of others with respect to the Intellectual Property that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; except as disclosed in the Pricing Prospectus, there are no pending or to the best of the Company’s knowledge, threatened actions, suits, proceedings or claims by others that allege the Company or any of the Group Entities is infringing any patent, trade secret, trade mark, service mark, copyright or other intellectual property or proprietary right that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and the discoveries, inventions, products or processes of the Company and the Group Entities referenced in the Pricing Prospectus and the Prospectus do not, to the best knowledge of the Company and the Controlling Person, violate or conflict with any intellectual property or proprietary right of any third person, or any discovery, invention, product or process that is the subject of a patent application filed by any third person; the Company and the Group Entities are not in breach of, and have complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property; to the extent the Intellectual Property is sublicensed to the Company or any of the Group Entities by a third party, such sublicensed rights shall continue in full force and effect if the principal third party license terminates for any reason; and there are no contracts or other documents material to the Intellectual Property other than those described in the Pricing Prospectus. All trademarks related to the brand name Focus Media are held by or validly licensed to the Company and the Group Entities;

(mm) The Company was not for 2009, and does not expect to be for 2010, a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and does not expect to become a PFIC in the future;

(nn) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made or will make any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act, the Company was or will be a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Shares, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(oo) Deloitte Touche Tohmatsu CPA Ltd. (“Deloitte”), who have certified certain consolidated financial statements of the Company, are the independent public accountants of the Company as required by the Act and the Exchange Act and the rules and regulations of the Commission thereunder;

(pp) Except as disclosed in the Pricing Prospectus and the Prospectus, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States (“US GAAP”); (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) each of the Company and the Group Entities has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity and provide a sufficient basis for the preparation of financial statements in accordance with US GAAP;

(qq) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Since the date of the latest audited financial statements in the Pricing Prospectus there has been no change in the Company’s internal control over financial reporting, and, except as disclosed in the Pricing Prospectus, the Company’s independent accountants have not notified the Company of any “significant deficiency” (as that term is defined under standards established by the Public Company Accounting Oversight Board (United States) in the Company’s internal accounting controls, or other weaknesses or deficiencies in the design or operation of the Company’s internal accounting controls, that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting, or could adversely affect the Company’s ability to record, process, summarize and report financial data consistent with the assertions of the Company’s management in the financial statements. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company and the Group Entities is made known to the Company’s principal executive officer and principal financial officer by others within those entities. Such disclosure controls and procedures are effective;

(rr) Except as set forth in the Pricing Prospectus, the Company has no obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any of the Group Entities, or to any other person;

(ss) No material labor dispute, work stoppage, slow down, strike or other conflict with the employees of the Company or any of the Group Entities exists or, to the best knowledge of the Company and the Controlling Person, is threatened or contemplated;

(tt) The statements incorporated in the Pricing Prospectus and the Prospectus by reference to the Company’s annual report on Form 20-F for the year ended December 31, 2009 under the caption “Item 5. Operating and Financial Review and Prospects — Critical Accounting Policies” accurately and fully describes in all material respects: (A) accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company’s board of directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal advisers and independent accountants with regard to such disclosure; true and complete copies of all reports, letters or notices delivered to the Company by the Company’s independent accountants regarding the Company’s internal accounting controls have been delivered to the Underwriter;

(uu) Since the date of the latest audited financial statements in the Pricing Prospectus, none of the Company or any of the Group Entities has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities) that would be material to the Company or the Group Entities, and that are not otherwise described in the Pricing Prospectus;

(vv) Each of the Group Entities listed in section 2 of Schedule II hereto (the “Dormant PRC Group Entities”) is inactive and has not incurred any liability (including any contingent liability) or other obligation, except for such activities or liabilities as would not reasonably be expected to result in a Material Adverse Effect;

(ww) The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” in the Pricing Prospectus and the Prospectus accurately and fully describes all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; none of the Company nor any of the Group Entities is a party to or subject to, any off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or the Group Entities, such as structured finance entities and special purpose entities (collectively, “off-balance sheet arrangements”);

(xx) Except as set forth in the Pricing Prospectus, none of the Company or any of the Group Entities is engaged in any transactions that are material (or that would otherwise require disclosure pursuant to Item 404 of Regulation S-K under the Act) with its directors, officers, management, shareholders, or any other person, including persons formerly holding such positions, on terms that are not available from unrelated third parties on an arm’s-length basis;

(yy) No holder of any of the Ordinary Shares or the ADSs is or will be subject to any liability in respect of any liability of the Company by virtue only of its holding of any such Ordinary Shares or ADSs; except as set forth in the Pricing Prospectus, there are no limitations on the rights of holders of the Ordinary Shares or the ADSs to hold, vote or transfer their securities;

(zz) The audited and unaudited consolidated financial statements and information (and the notes and schedules thereto) of the Company and Group Entities included in the Pricing Prospectus and Prospectus (including without limitation interim financial statements and information) present fairly the consolidated financial position of the respective entities as of the dates specified therein and the consolidated results of operations and changes in consolidated financial position of the respective entities for the periods specified, and such financial statements have been prepared in conformity with generally accepted accounting principles in the U.S. applied on a consistent basis throughout the periods presented (other than as described therein); and the summary and selected consolidated financial data and other unaudited financial information contained in the Pricing Prospectus and Prospectus (including without limitation unaudited yearly and interim financial statements and unaudited quarterly financial information included in the Pricing Prospectus and Prospectus) present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein subject, in the case of interim financial information, to ordinary year-end adjustments consistent with past practice; and the assumptions used in preparing the pro forma and as adjusted financial statements and information included in the Pricing Prospectus and Prospectus as of the dates specified provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma and as adjusted columns reflect the proper application of those adjustments to the corresponding historical financial statement or information amounts;

(aaa) Under the laws of the Cayman Islands, each holder of ADSs issued pursuant to the Deposit Agreement is entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADSs in a direct suit, action or proceeding against the Company;

(bbb) There are no taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, this Agreement;

(ccc) Except as disclosed in the Pricing Prospectus and the Prospectus or where any conflict, breach, violation, failure or breach would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, all returns, reports or filings which ought to have been made by or in respect of the Company and the Group Entities for all taxation purposes have been made and all such returns are up to date, true, correct and on a proper basis, and are not the subject of any dispute with the relevant revenue or other appropriate authorities; each of the Company and the Group Entities has paid all taxes required to be paid by them and any related assessments, charges, levies, fines or penalties; there is no tax deficiency, assessment, charge, levy, fine or penalty against the Company or the Group Entities as to which a reserve would be required to be established under US GAAP which has not been so reserved or which is required to be disclosed in the Pricing Prospectus and the Prospectus which has not been so disclosed and there are no facts or circumstances in existence which would be expected to give rise to any such deficiency, assessment, charge, levy, fine or penalty; all local and national PRC governmental tax holidays, exemptions, waivers, financial subsidies, and other local and national PRC tax relief, concessions and preferential treatment enjoyed by the Company or any of the Group Entities are valid, binding and enforceable and do not violate any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC; none of the Company or any of the Group Entities has received notice of any tax deficiency with respect to the Company or any of the Group Entities; and none of the Company, the Controlling Person or the Group Entities, to the best knowledge of the Company and the Controlling Person, is aware of any tax deficiency or representation of the facts on any tax return made by the Company or any of the Group Entities individually or collectively that would be expected to be challenged or asserted against the Company or any of the Group Entities or any of their respective properties or assets other than which would not have a Material Adverse Effect;

(ddd) Each of the Group Entities that has enjoyed or is enjoying any tax incentive has been in compliance with all requirements under all applicable PRC laws, regulations or local policies to qualify for the incentives of enterprise income tax in 2007, 2008, 2009 and/or 2010 (the “Tax Exemptions”) as described in the Pricing Prospectus and the Prospectus by incorporation by reference to the Company’s annual report on Form 20-F for the year ended December 31, 2009 under the caption “Item 5. Operating and Financial Review and Prospects — Taxation”, and the actual operations and business activities of each of such Group Entities are sufficient to meet the qualifications for their Tax Exemptions. No submissions made to any PRC government authority in connection with obtaining their Tax Exemptions contained any misstatement or omission that would have affected the granting of their Tax Exemptions. None of the Group Entities has received notice of any deficiency in their respective applications for their Tax Exemptions, and neither the Company nor the Controlling Person is aware, to its or his best knowledge, of any reason why any of such Group Entities might not qualify for, or be in compliance with the requirements for, their Tax Exemptions.

(eee) The Company has provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any of the Group Entities to any director or executive officer of the Company; and since December 31, 2009, except as disclosed in the Pricing Prospectus and the Prospectus under the caption “Item 7.B Major Shareholders and Related Party Transactions — Other Related Party Transactions — Loans to Shareholders of Our PRC Operating Affiliates”, the Company has not, directly or indirectly, including through any of the Group Entities: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2009;

(fff) Any statistical or market-related data, or any other operating data or statistics provided by third parties in the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required; and all the operating data and statistics contained in the Pricing Prospectus and the Prospectus that are generated or supplied by the Company or members of its management are derived from the books and records of account of the Company, and the Company reasonably believes such operating data and statistics are true and accurate and such operating data and statistics fairly reflect the information presented;

(ggg) The description and information in the Pricing Prospectus and the Prospectus in connection with the sale of Allyes Online Media Holding Limited (Cayman Islands) pursuant to certain Share Purchase Agreement entered into on July 31, 2010 and other transactions by reference to the Company’s annual report on Form 20-F for the year ended December 31, 2009 under the captions “Item 5. Operating and Financial Review and Prospects — Acquisitions” and “Item 5. Operating and Financial Review and Prospects — Dispositions” regarding the transactions described therein (the “Transactions”) is true and accurate in all material respects and nothing has been omitted from such description which would make the same misleading in any material respect. The Company and any Group Entity that is a party to any agreements entered into in connection with the Transactions (collectively, the “Transaction Agreements”) has full power, authority and legal right to enter into, execute, adopt, assume, issue, deliver and perform its respective obligations under each of the Transaction Agreements to which they are a party, and has authorized, executed and delivered each of the Transaction Agreements to which they are a party, and such obligations constitute valid, legal and binding obligations enforceable against each of them in accordance with the terms of each of the Transaction Agreements. Each of the Transaction Agreements is in proper legal form under relevant laws and regulations for the enforcement thereof against each of the parties thereto without further action by any of them. The execution, delivery and performance of each of the Transaction Agreements by the parties thereto, and the consummation of the transactions contemplated thereunder (taken individually or together as a whole), did not and will not (A) result in any violation of the business license, articles of association, other constitutional documents (if any) or permits of any of the parties thereto; (B) result in any violation of or penalty under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC; or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any other contract, license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their property or assets is subject, except, in the case of clauses (B) and (C), where any such breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Pricing Prospectus, all of the parties to the Transaction Agreements have fully performed all of their obligations under each of the Transaction Agreements to which they are a party and all the transactions contemplated under each of the Transaction Agreements have been consummated in accordance with the terms thereof, including without limitation registration with the relevant PRC governmental authorities necessary to make the Transactions effective under PRC laws and regulations. To the best knowledge of the Company and the Controlling Person, there is no reason that either the structure of the Transactions as contemplated under the Transaction Agreements might be subject to challenge by the relevant PRC governmental authorities under any laws, regulations, rules, orders, decrees, guidelines, judicial interpretations, notices or other legislation of the PRC;

(hhh) Under the laws of the Cayman Islands, the choice of law provisions set forth in Section 16 hereof is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands and the courts of the Cayman Islands would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands; subject to the conditions described under the caption “Enforcement of Civil Liabilities” in the Pricing Prospectus, under the laws and regulations of the PRC, the courts of the PRC recognize and give effect to the choice of law provisions set forth in Section 16 hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement provided that the judgment: (A) is not obtained by fraud; (B) is final and conclusive; (C) in the opinion of the relevant PRC court after the review of such judgment pursuant to international treaties concluded or acceded to by the PRC or in accordance with the Civil Procedure Law of the PRC, does not contradict the basic principles of PRC law; (D) in the opinion of the relevant PRC court after its review of such judgment pursuant to international treaties concluded or acceded to by the PRC or in accordance with the principle of reciprocity, or otherwise in accordance with the Civil Procedure Law of the PRC, does not violate state sovereignty, security or public interest and (E) is for a definite sum of money;

(iii) To the best of the Company’s knowledge, none of the Company or any of the Group Entities, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Group Entities, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made or received any bribe, rebate, payoff, influence payment, kickback or other unlawful payment; or made or received any unlawful payment that is of a character required to be disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus;

(jjj) Except as disclosed in the Pricing Prospectus and the Prospectus, each PRC Nominee Shareholder that is a natural person is a citizen of the PRC, excluding Taiwan, The Hong Kong Special Administrative Region and The Macau Special Administrative Region, and no application is pending in any other jurisdiction by him or on his behalf for naturalization or citizenship.

(kkk) None of the Company nor any of the Group Entities and the businesses or entities operated or owned by the Company and the Group Entities, nor any of their respective Directors, Senior Management and Employees (as defined under Item 6 of Form 20-F), or, to the best knowledge of the Company, the Company’s agents, directly or indirectly, own any interest in any entity, or have entered into any transactions that may compete with the Company and the Group Entities or are otherwise involved in the businesses of the Company and the Group Entities as described in the Pricing Prospectus and the Prospectus, except for ownership, directly or indirectly, by the unrelated third party minority equity interest holders (that are not nominee holders holding on behalf of any of the Group Entities) of the remaining equity interests of the Focus Media Advertisement Subsidiaries as described in the Pricing Prospectus by incorporation by reference to the Amendment No. 2 to the Company’s annual report on Form 20-F for the year ended December 31, 2009 under the caption “Item 4.C Information on Our Company — Organizational Structure — Our Corporate Structure and Contractual Arrangements,” and for which the Company has no knowledge of any such persons or entities owning any direct or indirect interest in, or having any other involvement in, any business that competes with the Company or the Group Entities;

(lll) Each of the Company and the Group Entities are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any of the Group Entities has been refused any insurance coverage sought or applied for and neither the Company nor any of the Group Entities has any reason to believe that it will not be able to renew any existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not have a Material Adverse Effect;

(mmm) The Company is in full compliance with all applicable obligations and duties imposed on it by the United States Sarbanes-Oxley Act of 2002, and has timely made all required disclosures and filings required thereby with the Commission;

(nnn) There are no contracts, documents, arrangements or understandings that are required to be described in the Registration Statement, the ADS Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as exhibits thereto that have not been so described and filed as required;

(ooo) The Company is, and upon giving effect to the offering and sale of the Shares will still be, a foreign private issuer within the meaning of Rule 405 under the Act;

(ppp) Except as disclosed in the Pricing Prospectus, to the best knowledge of the Company, JJ Media and the Controlling Person after due inquiry, there are no affiliations or associations between any member of the FINRA and any of the officers or directors of the Company or the Group Entities, or holders of 5% or greater of the securities of the Company;

(qqq) The (A) irrevocable submission of each of the Company, JJ Media and the Controlling Person to the jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a “New York Court”), (B) waiver by each of the Company of any objection to the venue of a proceeding in a New York Court, (C) waiver and agreement not to plead an inconvenient forum, (D) waiver of sovereign immunity, and (E) agreement of each of the Company that the Underwriting Agreement and of each of the Company, JJ Media and the Controlling Person the Deposit Agreement shall be construed in accordance with and governed by the laws of the State of New York, in each case is legal, valid and binding under PRC law and will be respected by the government of the PRC and any political subdivision or authority thereof or therein; service of process duly effected in the manner set forth in the Underwriting Agreement and the Deposit Agreement will be effective, insofar as PRC law is concerned, to confer valid personal jurisdiction over each of the Company, with respect to the Underwriting Agreement and the Deposit Agreement, and JJ Media and the Controlling Person, with respect to the Underwriting Agreement; and any judgment obtained in a New York Court arising out of or in relation to the obligations of each of the Company, JJ Media and the Controlling Person under the Underwriting Agreement and of the Company under the Deposit Agreement will be recognized by the Government of the PRC and any political subdivision or authority thereof or therein subject to the conditions described under the caption “Enforceability of Civil Liabilities” in the Pricing Prospectus;

(rrr) Neither the Company nor any of the Group Entities nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Group Entities is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and

(sss) Each of the Company, JJ Media and the Controlling Person has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by all of the Company’s shareholders, and option holders, who are PRC residents or PRC citizens with, any applicable rules and regulations of the State Administration of Foreign Exchange (the “SAFE Rules and Regulations”), including without limitation, requiring each shareholder and option holder that is, or is directly or indirectly owned or controlled by, a PRC resident or PRC citizen to complete any registration and other procedures required under applicable SAFE Rules and Regulations.

2. Each of the Controlling Person and JJ Media jointly and severally represents and warrants to, and agrees with each of the Underwriter and Hedge Seller that:

(a) JJ Media has been duly organized, validly existing, and in good standing, under the laws of British Virgin Islands;

(b) The delivery of the Shares by JJ Media pursuant to this Agreement at the Time of Delivery, and the compliance by JJ Media with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (A) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the constituent documents of JJ Media, (ii) subject to the release prior to the Closing Date of the ADSs held by Citibank N.A., as collateral agent, as described in the Schedule 13D, any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which JJ Media is a party or by which JJ Media may be bound, or to which any of the property or assets of JJ Media is subject or (B) to JJ Media’s knowledge after due inquiry, result in any violation of any law, order, rule, statute, regulation, writ, injunction, judgment or decree of any Governmental Agency or body, domestic or foreign, having jurisdiction over JJ Media or over the properties of JJ Media, except, with respect to clause A(ii), any such conflict, breach, violation or default as would not, individually or in the aggregate, materially impair with the consummation of any transaction contemplated hereunder or encumber or otherwise adversely affect the prospective rights of Hedge Seller, the Underwriter and subsequent transferees, in and to the Shares to be delivered by JJ Media pursuant to this Agreement;

(c) No consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over JJ Media or any of its respective properties or any stock exchange authorities are required for the delivery of the Shares by JJ Media pursuant to this Agreement at the Time of Delivery, and the compliance by JJ Media with all of the provisions of this Agreement, except in each case for such consents, approvals, authorizations, orders, registrations, clearances or qualifications (A) as have been obtained or made prior to the date hereof and are in full force and effect, (B) required for the registration of the Shares under the Act, and any filings required under Rule 424 under the Act, (C) as may be required under any state securities or blue sky laws; and JJ Media has full legal right, power and authority (corporate and other) to enter into and perform its obligations under this Agreement, and to transfer and deliver the Shares hereunder and (D) subsequent registration and filing by the Controlling Shareholder under the SAFE Rules and Regulations;

(d) Except as disclosed in the Schedule 13D, JJ Media has, and immediately prior to the Time of Delivery JJ Media will have, good and marketable title to the Shares to be sold and delivered by JJ Media pursuant to this Agreement, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the Shares pursuant hereto, good and marketable title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriter;

(e) Neither JJ Media nor any of its affiliates over which JJ Media can exercise control, nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(f) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by JJ Media expressly for use therein, such Preliminary Prospectus, Pricing Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable effective date as to each part of the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made in the case of any Preliminary Prospectus, the Prospectus, the Pricing Prospectus or any Issuer Free Writing Prospectus or any amendment or supplement thereto, made, in reliance upon and in conformity with such written information furnished to the Company by JJ Media expressly for use therein, not misleading;

(g) The Shares delivered at the Time of Delivery by JJ Media will be freely transferable by JJ Media to or for the account of Hedge Seller and the Underwriter and (to the extent described in the Prospectus) to the purchasers thereof upon the initial resale thereof; and there are no restrictions on subsequent transfers of the Shares under the laws of the Cayman Islands, the PRC or the United States except as described in the Pricing Prospectus under the captions “Description of Share Capital” or “Description of American Depositary Shares”;

(h) Except as set forth in the Pricing Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of Hedge Seller or the Underwriter to the government of the Cayman Islands, the British Virgin Islands, Hong Kong or the PRC, or any political subdivision or taxing authority thereof or therein, in connection with (A) the sale and delivery by the Underwriter or Hedge Seller of the Shares to the purchasers thereof upon the initial resale thereof or (B) this Agreement or any other documents to be furnished hereunder;

(i) In order to document the compliance by Hedge Seller and the Underwriter with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, JJ Media will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

(j) This Agreement has been duly authorized, executed and delivered by JJ Media, and is enforceable against JJ Media in accordance with its terms; and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands or the PRC of the Transaction Documents, it is not necessary that this Agreement be filed or recorded with any court or other authority in the Cayman Islands or the PRC or that any stamp or similar tax in the Cayman Islands or the PRC be paid on or in respect of this Agreement or any other documents to be furnished hereunder;

(k) Other than this Agreement, there are no contracts, agreements or understandings between JJ Media and any person that would give rise to a valid claim against JJ Media or the Underwriter or Hedge Seller for a brokerage commission, finder’s fee or other like payment in connection with the offer and sale of the Shares to be sold and delivered by JJ Media;

(l) Each of JJ Media and/or its direct or indirect owners or controlling persons that is a PRC resident or PRC citizen is in compliance with any applicable SAFE Rules and Regulations, including without limitation, having completed or being in the process of completing any registration and other procedures required under applicable SAFE Rules and Regulations, except as set forth in the Pricing Prospectus and the Prospectus by reference to Amendment No. 2 to the Company’s annual report on Form 20-F (File No. 000-51387) for the year ended December 31, 2009 under the captions “Item 3.D Risk Factors—Risks Relating to Regulation of Our business and to Our Structure”;

(m) The (A) irrevocable submission of JJ Media to the jurisdiction of any New York Court, (B) waiver by JJ Media of any objection to the venue of a proceeding in a New York Court, (C) waiver and agreement not to plead an inconvenient forum, (D) waiver of sovereign immunity, and (E) agreement of JJ Media that this Agreement and the Deposit Agreement shall be construed in accordance with and governed by the laws of the State of New York, in each case is legal, valid and binding under PRC law and will be respected by the government of the PRC and any political subdivision or authority thereof or therein; service of process duly effected in the manner set forth in this Agreement and the Deposit Agreement will be effective, insofar as PRC law is concerned, to confer valid personal jurisdiction over JJ Media; and any judgment obtained in a New York Court arising out of or in relation to the obligations of JJ Media under this Agreement and the Deposit Agreement will be recognized by a court of the PRC subject to the conditions described under the caption “Enforceability of Civil Liabilities” in the Pricing Prospectus;

(n) The application of the net proceeds from the sale of the Shares, as described in the Pricing Prospectus and the Prospectus, will not contravene any provision of any applicable laws or the constitutive documents of JJ Media, the Company or any of the Group Entities or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon JJ Media, the Company or any of the Group Entities or any Governmental Authorization applicable to JJ Media, the Company or any of the Group Entities;

(o) JJ Media will not directly or indirectly use the proceeds of the offering contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(p) JJ Media is not prompted by any material, non-public information concerning the Company or its subsidiaries to sell its Shares hereunder;

(q) Each of the Controlling Person and JJ Media agree that, during the period beginning from the date hereof and continuing to and including the date 90 days after the end of the Offering Period (the “Lock-up Period”), without the prior permission of the Underwriter, they will not offer, sell, announce the intention to sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or cause the Company to file with the Commission a registration statement under the Act with respect to, (A) any ADSs or Ordinary Shares or any securities of the Company represented by the ADSs, or any securities of the Company substantially similar to the ADSs or Ordinary Shares, including but not limited to any options or warrants to purchase or any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any shares or equity interests in the Company’s subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such shares or equity interests, including by not limited to securities that are convertible into or exchangeable for or that represent the right to receive such shares or equity interests or such depositary shares or receipts, or any such substantially similar securities, whether now owned or hereinafter acquired (of record, beneficially or otherwise, including as a custodian) (the securities covered by the foregoing clauses (A) and (B), collectively, are referred to as the “Lock-up Securities”); except that the foregoing restrictions shall not apply to (1) grants of options pursuant to the Company’s employee stock option plans and (2) any Ordinary Shares to be issued by the Company upon the exercise of any options described in clause (2) above; provided, however, that if (x) during the last 17 days of the Lock-up Period, the Company releases earnings results or announces material news or a material event or (y) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the Lock-up Period, then in each case the Lock-up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable unless the Representative waives, in writing, such extension; and provided further that, if the Company issues ADSs pursuant to (1) above, the Lock-Up Period will be automatically extended until the expiration of the remainder of 90-day lock-up period; and

(r) JJ Media agrees that it shall (i) deliver to Citibank, N.A. a repayment letter (the “Payoff Letter”), dated on or about the date hereof, with respect to the Margin Loan Agreement, dated as of November 13, 2009 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among JJ Media, the lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent, providing for repayment of the loan and release of the “Collateral” (as defined in the Loan Agreement), (ii) deliver to Citibank, N.A. instructions specifying the account for delivery of the Shares at the Time of Delivery and (iii) ensure the delivery of the Shares at the Time of Delivery in accordance with Section 4 hereof.

3. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, JJ Media agrees to sell to the Underwriter, and the Underwriter agrees to purchase from JJ Media, at a purchase price of $18.90 per ADS, the Distribution Shares.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, JJ Media agrees to sell to the Underwriter acting as agent for the Hedge Seller, and the Underwriter acting as agent for the Hedge Seller agrees to purchase from JJ Media, the Hedge Shares at a purchase price of $18.90 per ADS.

4. Payment for the Shares to JJ Media shall be made in Federal or other funds immediately available in New York City against delivery of such Shares for the account of the Underwriter at 10:00 a.m., New York City time, on September 13, 2010, or at such other time on the same or such other date as shall be agreed in writing by JJ Media and the Underwriter. Such time and date for delivery of the Shares is herein called the “Time of Delivery.” The Shares shall be registered in such names and in such denominations as the Underwriter shall request in writing not later than one full New York Business Day prior to the Time of Delivery. The Shares shall be delivered to the Underwriter at the Time of Delivery for the its account, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriter duly paid, against payment of the Purchase Price therefor. The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriter pursuant to Section 8 hereof, will be delivered at the offices of Latham & Watkins (the “Closing Location”) at the Time of Delivery. A meeting will be held at the Closing Location on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5. The Underwriter proposes to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

6. The Company agrees with the Underwriter and Hedge Seller:

(a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Base Prospectus or the Prospectus prior to the end of the Offering Period, which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Shares by the Underwriter (references herein to the Registration Statement shall include any such amendment or new registration statement);

(b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice therereof;

(c) If by the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Underwriter, the Company will file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to you. If at the Renewal Deadline the Company is no longer eligible to file an automatic shelf registration statement, the Company will, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to you and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement relating to the Shares. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be;

(d) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply in all material respects with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or become subject to taxation in any jurisdiction;

(e) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case the Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many written and electronic copies as you may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(f) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(g) During the Lock-Up Period, not to, without the prior permission of the Underwriter, offer, sell, announce the intention to sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, or cause the Company to file with the Commission a registration statement under the Act with respect to the Lock-Up Securities; except that the foregoing restrictions shall not apply to (1) grants of options pursuant to the Company’s employee stock option plans and (2) any Ordinary Shares to be issued by the Company upon the exercise of any options described in clause (2) above; provided, however, that if (x) during the last 17 days of the Lock-up Period, the Company releases earnings results or announces material news or a material event or (y) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the Lock-up Period, then in each case the Lock-up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable unless the Representative waives, in writing, such extension; and provided further that, if the Company issues ADSs pursuant to (1) above, the Lock-Up Period will be automatically extended until the expiration of the remainder of 90-day lock-up period. The Company will provide the Underwriter and each holder of ADSs subject to the Lock-up Period with prior notice of any such announcement that gives rise to an extension of the Lock-up Period;

(h) To pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

(i) Upon your request, to furnish, or cause to be furnished, to you an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by you for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(j) Except as required by law, prior to the end of the Offering Period, the Company will issue no press release or other broadly-disseminated communication, directly or indirectly, and will hold no press conferences with respect to the Company or any of the Group Entities, the financial condition, results of operations, business, properties, assets or liabilities of the Company or any of the Group Entities, or the offering of the Shares, without the prior written consent of the Underwriter, which consent shall not be unreasonably withheld. In the event that any such disclosure is required by law, the Company will promptly notify the Underwriter of such required disclosure prior to issuing any press release or other broadly-disseminated communication or holding any press conference, and, to the extent reasonably practicable, the Company will permit the Underwriter to comment on any press release or other broadly-disseminated communication;

(k) The Company will cause any two of the chief executive officer, the chief financial officer and the general counsel of the Company to participate in weekly telephonic due diligence sessions with representatives of the Underwriter and its counsel until the earlier of (i) the end of the Offering Period or (ii) the time when all of the Shares have been sold by the Underwriter to the public;

(l) During the period when a prospectus (or in lieu thereof, the notice contemplated by Rule 173(a) of the 1933 Act Rules and Regulations) relating to any Shares is required to be delivered under the 1933 Act by the Underwriter, the Company will on each date after the Time of Delivery on which the Registration Statement or Prospectus is amended or supplemented and, at any other time when in the judgment of the Underwriter and Hedge Seller it would be reasonable to request, will deliver, or cause to be delivered, to the Underwriter and Hedge Seller supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered at the Time of Delivery pursuant to Section 8 hereof of Simpson Thacher & Bartlett LLP, Conyers Dill & Pearman, Fangda Partners, Deloitte and officers of the Company;

(m) Until the end of the Offering Period, without the prior written consent of the Underwriter, the Company shall not, and shall cause its affiliated purchasers (as defined in Regulation M under the 1934 Act) not to, directly or indirectly (including, without limitation, by means of a derivative instrument) purchase, offer to purchase, place any bid or limit order that would effect a purchase of, or commence any tender offer relating to, any Ordinary Shares (or equivalent interest, including a unit of beneficial interest in a trust or limited partnership or a depository share) or any security convertible into or exchangeable for Ordinary Shares, except that the Company may make purchases pursuant to unsolicited offers in accordance with the Company’s publicly announced share buyback program as of the date of this Agreement provided that the requirements of Rule 102(b)(6) under Regulation M are satisfied;

(n) The Company represents and agrees that, without the prior consent of the Underwriter, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; any such free writing prospectus the use of which has been consented to by the Company and the Underwriter is listed on Schedule I(a) hereto;

(o) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(p) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriter and, if requested by the Underwriter, will prepare and furnish without charge to the Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company through the Underwriter expressly for use therein.

7. The Company covenants and agrees with the Underwriter and the Hedge Seller that (A) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s accountants and U.S., PRC, Cayman Islands, British Virgin Islands, Hong Kong and other legal counsel of the Company in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) all expenses and taxes arising as a result of the sale and delivery of the Shares to or for the account of Hedge Seller and the Underwriter and of the sale and delivery of the Shares by the Underwriter and the Hedge Seller to the purchasers thereof upon the initial resale thereof in the manner contemplated under this Agreement, including, in any such case, any Cayman Islands income, capital gains, withholding, transfer or other tax asserted against an Underwriter or Hedge Seller by reason of the purchase and sale of a Share pursuant to this Agreement; (iii) the cost of printing or producing any Agreement with the Underwriter, this Agreement, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iv) the fees and expenses in connection with listing the Shares on the Nasdaq Global Select Market; (v) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by JJ Media or other holders of ADSs; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (B) JJ Media will pay or cause to be paid all costs and expenses incident to the performance of JJ Media’s obligations hereunder which are not otherwise specifically provided for in this Section, including (1) the fees, expenses and disbursements of counsel for JJ Media, (2) all expenses and taxes incident to the sale and delivery of the Shares to be sold by JJ Media hereunder and (3) all other costs and expenses incident to the performance of JJ Media’s obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriter will pay all of its own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

8. The obligations of the Underwriter hereunder to purchase the Distribution Shares and, as agent on behalf of the Hedge Seller, the Hedge Shares, at the Time of Delivery, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company, JJ Media and the Controlling Person herein are, at and as of the Time of Delivery, true and correct, the condition that the Company, JJ Media and the Controlling Person shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Latham & Watkins LLP, counsel for the Underwriter, shall have furnished to you such written opinions or letters, dated the Time of Delivery in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to render such opinions or letters;

(c) Zhong Lun Law Firm, PRC counsel for the Underwriter, shall have furnished to you such written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to render such opinions or letters;

(d) Simpson Thacher & Bartlett LLP, counsel for the Company, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I(a) hereto;

(e) Simpson Thacher & Bartlett LLP, special U.S. counsel for JJ Media, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex I(b) hereto;

(f) Fangda Partners, PRC counsel for the Company, shall have furnished to the Company their written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II hereto, and shall have furnished to you, a written letter, dated the Time of Delivery, authorizing the Company to release such opinions to you.

(g) Conyers Dill & Pearman, Cayman Islands and British Virgin Islands counsel for the Company and JJ Media, shall have furnished to you their written opinion or opinions, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

(h) Pun & Associates, Hong Kong counsel for the Company shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex IV hereto;

(i) Patterson Belknap Webb & Tyler LLP, counsel for the Depositary, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex V hereto;

(j) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Deloitte shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex VI hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex V hereto; the letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of the Time of Delivery may take the form of a customary “bring-down” letter, in form and substance satisfactory to you, substantially to the effect set forth in Annex V hereto);

(k) (A) None of the Company or any of the Group Entities shall have sustained since the date of the latest audited financial statements in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus and (B) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock, short-term debt or long term debt of the Company or any of the Group Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders’ equity or results of operations of the Company and the Group Entities, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (A) or (B), is in the judgment of the Underwriter so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at the Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(l) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or the Company’s financial strength or claims paying ability by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or the Company’s financial strength or claims paying ability;

(m) The Company shall have complied with the provisions of Section 6(e) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(n) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of the officers of the Company, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Controlling Person, respectively, herein at and as of the Time of Delivery, as to the performance by the Company, JJ Media and the Controlling Person of all of their respective obligations hereunder to be performed at or prior to the Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (k) of this Section, and as to such other matters as you may reasonably request; and JJ Media and the Controlling Person shall have furnished or caused to be furnished to you at the Time of Delivery a certificate reasonably satisfactory to you as to the accuracy of its representations and warranties at and as of the Time of Delivery and as to the performance by JJ Media and the Controlling Person of its obligations hereunder to be performed at or prior to the Time of Delivery;

(o) The Shares to be sold by Underwriter at the Time of Delivery shall have been duly included for listing and remain so included on the Nasdaq Global Select Market;

(p) The Company has paid the required Commission filing fees relating to the Shares in such amount and within the time frame provided in the Act and the Rule 456(b)(1) thereunder;

(q) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Time of Delivery, prevent the sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Time of Delivery, prevent the sale of the Shares;

(r) The Company shall have caused to be furnished to you at or prior to the Time of Delivery, a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company relating to certain financial and disclosure matters in form and substance reasonably satisfactory to counsel for the Underwriter;

(s) The Capped Call Agreement shall have been duly executed and delivered and remain in full force and effect; JJ Media shall have performed all of its obligations thereunder to be performed on or prior to the Time of Delivery; and

(t) JJ Media shall have filed an amendment to Schedule 13D, in form and substance reasonably satisfactory to counsel for the Underwriter, reflecting changes in beneficial ownership as a result of the sale of the Shares pursuant to this Agreement.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

9. (a) The Company will indemnify and hold harmless each of the Underwriter and Hedge Seller against any losses, claims, damages or liabilities, joint or several, to which the Underwriter or Hedge Seller may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter and Hedge Seller for any legal or other expenses reasonably incurred by the Underwriter or Hedge Seller in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein;

(b) JJ Media will indemnify and hold harmless each of the Underwriter and the Hedge Seller against any losses, claims, damages or liabilities, joint or several, to which the Underwriter or the Hedge Seller may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, and will reimburse each of the Underwriter and Hedge Seller for any legal or other expenses reasonably incurred by the Underwriter or Hedge Seller in connection with investigating or defending any such action or claim as such expenses are incurred in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company or the Underwriter by JJ Media expressly for use therein; provided, however, that the liability of JJ Media pursuant to this subsection (b) shall not exceed the product of (i) the number of Shares sold by JJ Media and (ii) the purchase price per ADS as set forth on the cover page of the Prospectus;

(c) The Underwriter will indemnify and hold harmless the Company and JJ Media against any losses, claims, damages or liabilities to which the Company or JJ Media may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company and JJ Media for any legal or other expenses reasonably incurred by the Company or JJ Media in connection with investigating or defending any such action or claim as such expenses are incurred;

(d) Promptly after receipt by an indemnified party under subsection (a),(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the relevant indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim against such indemnified party in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party from whom such consent is required hereunder but has not been obtained;

(e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and JJ Media on the one hand and the Underwriter and Hedge Seller on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and JJ Media on the one hand and the Underwriter and Hedge Seller on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and JJ Media on the one hand and the Underwriter and Hedge Seller on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by JJ Media (as set forth on the cover page of the Prospectus) bear to the total financial benefit to the Underwriter with respect to the Shares purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or JJ Media on the one hand or the Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, JJ Media and the Underwriter and Hedge Seller agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriter and Hedge Seller were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), the Underwriter and Hedge Seller shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter or Hedge Seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Further notwithstanding the provisions of this subsection (e), JJ Media shall not be required to contribute any amount in excess of the product of (i) the number of Shares sold by JJ Media and (ii) the purchase price per ADS as set forth on the cover page of the Prospectus; and

(f) The obligations of the Company and JJ Media under this Section 9 shall be in addition to any liability which the Company and JJ Media may otherwise have and shall extend, upon the same terms and conditions, to the respective affiliates of the Underwriter and Hedge Seller and to each person, if any, who controls the Underwriter or Hedge Seller within the meaning of the Act and each broker-dealer affiliate of the Underwriter; and the obligations of the Underwriter and Hedge Seller under this Section 9 shall be in addition to any liability which the Underwriter or Hedge Seller may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and JJ Media and to each person, if any, who controls the Company or JJ Media within the meaning of the Act;

10. The Underwriter may terminate this Agreement by notice to the Company and JJ Media, if after the execution and delivery of this Agreement and prior to the Time of Delivery, (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in the securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State or Cayman Islands authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the judgment of the Underwriter, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus.

If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company or JJ Media to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or JJ Media shall be unable to perform its obligations under this Agreement, the Company or JJ Media, as the case may be, will reimburse the Underwriter and Hedge Seller for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriter and Hedge Seller in connection with this Agreement, the offering contemplated hereunder and the Capped Call Agreement.

11. The respective indemnities, agreements, representations, warranties and other statements of the Company, JJ Media, the Underwriter and Hedge Seller, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or Hedge Seller, or any officer or director or controlling person of the Underwriter or Hedge Seller, or the Company, or any officer or director or controlling person of the Company, Underwriter or Hedge Seller, or any officer or director or controlling person of Underwriter or Hedge Seller, and shall survive delivery of and payment for the Shares.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company shall not then be under any liability to the Underwriter or Hedge Seller, except as provided in Sections 7 and 9 hereof.

13. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in currency (the “judgment currency”) other than United States dollars, the party against whom such judgment or order has been given or made will indemnify each party in whose favor such judgment or order has been given or made (the “Indemnitee”) against any loss incurred by the Indemnitee as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which the Indemnitee is able to purchase United States dollars with the amount of the judgment currency actually received by such Indemnitee. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Underwriter and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, Hedge Seller, the Company and JJ Media and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company, JJ Media, the Underwriter or Hedge Seller, and each person who controls the Company, JJ Media, the Underwriter or Hedge Seller, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

16. This agreement shall be governed by and construed in accordance with the laws of the state of New York, without regard to the conflicts of laws rules of such state.

17. Each of the Company, JJ Media and the Controlling Person hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or State court in the Borough of Manhattan, the City of New York, State of New York (a “New York Court”) with respect to suits, actions or proceedings brought by the Underwriter or Hedge Seller or by any person who controls the Underwriter or Hedge Seller within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act against the Company, JJ Media or the Controlling Person arising out of or in connection with violations of United States federal securities laws relating to offers and sales of the Shares, and irrevocably waives, to the fullest extent permitted by law, any objections that it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any New York Court based on or arising under this Agreement or any claims that any such suit, action or proceeding brought in any New York Court has been brought in an inconvenient forum; and the Company has duly and irrevocably appointed Law Debenture Corporate Services as its agent (in its capacity as such, the “Authorized Agent”) to receive service of process with respect to actions arising out of or in connection with any such suit, action or proceeding, and service of process on the Authorized Agent will be effective under the laws of the Cayman Islands, the British Virgin Islands and PRC to confer personal jurisdiction over the Company, JJ Media and the Controlling Person, as the case may be;

18. Each of the Company and JJ Media acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the JJ Media, on the one hand, and the Underwriter and Hedge Seller, on the other, (ii) in connection therewith and with the process leading to such transaction each of the Underwriter and Hedge Seller is acting solely as a principal and not the agent or fiduciary of the Company or JJ Media, (iii) neither the Underwriter nor Hedge Seller has assumed an advisory or fiduciary responsibility in favor of the Company or JJ Media with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter or Hedge Seller has advised or is currently advising the Company or JJ Media on other matters) or any other obligation to the Company or JJ Media except the obligations expressly set forth in this Agreement and (iv) each of the Company and JJ Media has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and JJ Media agrees that it will not claim that either the Underwriter or Hedge Seller, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or JJ Media, in connection with such transaction or the process leading thereto.

19. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, JJ Media, Hedge Seller and the Underwriter, with respect to the subject matter hereof.

20. The Company, JJ Media, the Underwriter and Hedge Seller hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

22. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriter imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

[SIGNATURE PAGE FOLLOWS]

FOCUS MEDIA HOLDING LIMITED By: /s/ Jason Nanchun Jiang

Name: Jason Nanchun Jiang Title: Chairman and Chief Executive Officer
JJ MEDIA INVESTMENT HOLDING LIMITED By: /s/ Alex Deyi Yang

Name: Alex Deyi Yang Title: General Manager and Director
/s/ Jason Nanchun Jiang

Jason Nanchun Jiang the Controlling Person
Accepted as of the date hereof:
GOLDMAN, SACHS & CO., as Underwriter and as agent for the Hedge Seller By: /s/ Goldman, Sachs & Co.

(authorized signatory)

SCHEDULE I

(a) None.

(b) None.